FIRST PACIFIC MUTUAL FUND, INC.

                          HAWAII INTERMEDIATE FUND
                            HAWAII MUNICIPAL FUND

                        2756 Woodlawn Drive, #6-201
                        Honolulu, Hawaii  96822-1856
                                                         November 7, 2007

Dear Shareholder:

	On behalf of the Board of Directors of First Pacific Mutual Fund, Inc. (the "Company"), we are pleased to invite you to a special meeting of shareholders of the Hawaii Intermediate Fund (the "Intermediate Fund") and Hawaii Municipal Fund (the "Municipal Fund") to be held at 11:00 a.m. (Hawaii time) on December 18, 2007 at the offices of Lee Financial Group Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Special Meeting"). At the Special Meeting, shareholders of the Intermediate Fund will be asked to approve a Plan of Reorganization, dated as of June 12, 2007 (the "Plan of Reorganization"), which contemplates the reorganization of the Intermediate Fund into the Investor Class of the Municipal Fund. The Intermediate Fund and the Municipal Fund are each separate investment portfolios of the Company and are sometimes referred to as the "Funds." Shareholders of both Funds will be asked to approve an amendment to the Company's charter that is necessary so that the reorganization can be completed.

	The Board of Directors of the Company unanimously recommends that you vote to approve the proposed reorganization and the related charter amendment.

	The proposed reorganization will enable Intermediate Fund shareholders to invest in a larger fund with the same investment objective and a similar investment strategy. The total operating expenses of the Municipal Fund
Investor Class are expected to be lower than the current operating expenses of the Intermediate Fund. In addition, while past performance is no assurance of future results, the recent and long-term past performance of the Municipal Fund Investor Class has historically been higher than that of the Intermediate Fund. By combining the assets of the two Funds, a single fund will be created with a considerably larger asset base than the assets of the Intermediate Fund alone. This greater asset size should allow shareholders to take advantage of the possible benefits of future economies of scale and spreading fixed costs across a larger asset base. Further, the reorganization is intended to be tax-free and will not dilute your investment.

	The Board of Directors recommends that Intermediate Fund shareholders vote in favor of the proposed reorganization and that all shareholders vote in favor of the related charter amendment. For more information about the reorganization and the charter amendment, please carefully review the enclosed materials. The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus, a Proxy Card and a Fund prospectus, as supplemented, are enclosed.

	We urge you to vote as soon as possible. Please return your Proxy Card as soon as possible so that your vote will be counted.

	Your vote is important to us regardless of the number of shares that you own. Please vote by returning your Proxy Card today in the enclosed postage-paid envelope.

	If you have any questions about the reorganization, please do not hesitate to contact the Company collect at 1-808-988-8088, or toll free at 1-800-354-9654 (inter-island).

	We look forward to your attendance at the Special Meeting or receiving your proxy card so that your shares may be voted at the Special Meeting.

	                                              Sincerely,

                                                    /s/ Terrence K.H. Lee
	                                              Terrence K.H. Lee
	                                              President














































                           FIRST PACIFIC MUTUAL FUND, INC.

                               Questions & Answers

	The following questions and answers provide an overview of the proposal to reorganize the Intermediate Fund into the Municipal Fund and the proposal to amend the Company's charter. We also encourage you to read the full text of the combined proxy statement/prospectus (the "Proxy/Prospectus") that follows.


Q:	What are shareholders being asked to vote upon?

A:	Shareholders of the Intermediate Fund are being asked in the attached
Proxy/Prospectus to consider and approve a proposal to reorganize the Intermediate Fund into the Investor Class of the Municipal Fund.

Q.	Why has the reorganization of the Intermediate Fund into the Municipal
Fund been recommended?

A:	The Board of Directors of the Company, including those Directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the reorganization of the Intermediate Fund into the Municipal Fund is in the best interests of the shareholders of each of the Intermediate Fund and the Municipal Fund and that interests of the existing shareholders of the Intermediate Fund and the Municipal Fund will not be diluted as a result of the reorganization. The Intermediate Fund has a very small asset base (less than $9 million as of September 30, 2007) and the Fund's investment adviser, Lee Financial Group Inc., has informed the Directors that it is likely that its assets will not increase significantly to make the Fund economically viable. The proposed reorganization would enable the shareholders of the Intermediate Fund to continue their individual investment programs in a larger fund with the same investment objective and similar investment strategy. Shareholders of both the Intermediate Fund and Municipal Fund should benefit from the greater efficiencies that are expected to result from the reorganization. In addition, the total operating expenses of the Municipal Fund Investor Class after the reorganization are expected to be lower than the current total operating expenses of the Intermediate Fund, and the recent and long-term performance of the Municipal Fund Investor Class has historically been higher than the Intermediate Fund.

	The Directors reviewed and considered a number of factors relating to the reorganization. The Directors also considered that neither the Intermediate
Fund nor the Municipal Fund will bear any direct fees or expenses in connection with the reorganization. Under the Plan of Reorganization, all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization, whether or not such transactions are concluded, will be paid by Lee Financial Group Inc.

Q:	What is the anticipated timing of the reorganization?

A:	The Special Meeting of shareholders to consider the proposal is scheduled to occur on December 18, 2007. If all necessary approvals are obtained, the proposed reorganization will likely take place on or about December 24, 2007, or another date selected by the Company.

Q:	Who will receive the Proxy/Prospectus material?

A:	The Proxy/Prospectus has been mailed to all persons and entities that held shares of record in the Intermediate Fund and Municipal Fund on October 24, 2007. Please note that in some cases record ownership of and/or voting authority over Fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the combined Proxy/Prospectus.

Q:	How is the Intermediate Fund proposed to be reorganized?

A:	If the reorganization is approved by shareholders, the Plan of
Reorganization provides that the Intermediate Fund will transfer all of its assets and liabilities to the Municipal Fund and all Intermediate Fund shares will be redeemed in exchange for Municipal Fund Investor Class shares. As a result, each shareholder of the Intermediate Fund will become a shareholder of the Municipal Fund. If the reorganization is approved by shareholders, Intermediate Fund shareholders who do not wish to have their Intermediate Fund shares exchanged for shares of the Municipal Fund Investor Class as part of the reorganization should redeem their shares prior to the consummation of the reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q:	What are the costs and federal tax implications to shareholders in connection with the proposed reorganization?

A:	The Company will not bear any direct fees or expenses in connection with the reorganization. Under the Plan of Reorganization, Lee Financial Group Inc. has agreed to pay all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by the Plan of Reorganization, whether or not the transactions contemplated are concluded.

	The exchange of Intermediate Fund shares for Municipal Fund Investor Class shares is intended to be tax-free under federal income tax laws, and is conditioned on receipt of a tax opinion to that effect. Nonetheless, the sale of securities by the Intermediate Fund prior to the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, may increase the amount of the final distribution made by the Intermediate Fund prior to the reorganization. Immediately prior to the reorganization, the Intermediate Fund will declare and pay a final distribution to shareholders of all of the Intermediate Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the reorganization, including the short taxable year that will end on the day of the reorganization.

Q:	Why are shareholders of both Funds being asked to approve the charter amendment?

A:	Under Maryland law, which governs the Company, the Company needs to have certain provisions in its charter to effect the proposed reorganization of the Intermediate Fund into the Municipal Fund. The Company's charter currently does not have these provisions. Amending the charter to permit the reorganization is an action that requires approval of a majority of all the Company's shareholders, not only shareholders of the Intermediate Fund. If the charter amendment is not approved, the reorganization cannot be completed and the Directors will consider other options for the Intermediate Fund.



                       First Pacific Mutual Fund, Inc.

                          Hawaii Intermediate Fund
                           Hawaii Municipal Fund
                        2756 Woodlawn Drive, #6-201
                        Honolulu, Hawaii  96822-1856

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     To Be Held On December 18, 2007

To Shareholders of the Hawaii Intermediate Fund and Hawaii Municipal Fund:

	NOTICE IS GIVEN THAT a special meeting (the "Special Meeting") of the shareholders of the Hawaii Intermediate Fund (the "Intermediate Fund") and Hawaii Municipal Fund (the "Municipal Fund") of First Pacific Mutual Fund, Inc. (the "Company"), will be held at 11:00 a.m. (Hawaii time), on December18, 2007 at the offices of Lee Financial Group Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822-1856 ("Lee Financial") for the purpose of considering and voting upon:

	ITEM 1. A proposal to amend the Company's charter to permit the Company to effect the reorganization described in Item 2 below;

	ITEM 2. A proposal to approve a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all the assets and liabilities of the Intermediate Fund to the Municipal Fund in exchange for shares of the Municipal Fund. The Municipal Fund shares received by the Intermediate Fund will be distributed to shareholders of the Intermediate Fund and the Intermediate Fund will be terminated as soon as practicable thereafter; and

	ITEM 3. The transaction of such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

	The charter amendment, proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. The Directors of the Company recommend that you vote in favor of each proposal.

	Shareholders of record as of the close of business on October 24, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

	You are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy card that is being solicited by the Directors. This is important to ensure a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

	                                    By Order of the Board of Directors,

                                          /s/ Jean Chun Lee
                                          Jean Chun Lee
                                          Secretary

	We need your proxy vote immediately. You may think that your vote is not important, but it is. By law, the Special Meeting will have to be adjourned without conducting any business if shares representing a majority interest in the Funds entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that event, the Company would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Company to hold the Special
Meeting as scheduled, so please return your proxy card immediately.



















































                        COMBINED PROXY STATEMENT/PROSPECTUS
                                November 7, 2007


                         FIRST PACIFIC MUTUAL FUND, INC.
                           2756 Woodlawn Drive, #6-201
                          Honolulu, Hawaii  96822-1856
                                 (808) 988-8088

	This combined proxy statement/prospectus ("Proxy/Prospectus") is being sent to shareholders of the Hawaii Intermediate Fund (the "Intermediate Fund") and Hawaii Municipal Fund (the "Municipal Fund" and, together with the Intermediate Fund, the "Funds"), each a series of First Pacific Mutual Fund, Inc., a Maryland Corporation (the "Company"). The Company's Board of Directors has called a Special Meeting of Shareholders (the "Special Meeting") at the offices of Lee Financial Group Inc. ("Lee Financial" or the "Adviser") on December 18, 2007 at 11:00 a.m. Hawaii time.

	The following table summarizes the proposals to be voted on at the Special Meeting and indicates those shareholders that are being solicited with respect to each proposal.

Proposal                                           Shareholders Solicited


(1)  To amend the Company's charter to permit      All shareholders of both
     the Company to effect the reorganization      Funds of the Company will
     described in Proposal (2) below.              Vote together and not
                                                   separately by Fund.

(2)  To approve a Plan of Reorganization and the   Shareholders of the
     transactions contemplated thereby, including Intermediate Fund. the transfer of all the assets and liabilities of the Intermediate Fund to the Municipal Fund in exchange for shares of the Municipal Fund. The Municipal Fund shares received by the Intermediate Fund will be distributed to shareholders of the
     Intermediate Fund and the Intermediate Fund will be terminated as soon as practicable thereafter.


	At the Special Meeting, shareholders of the Intermediate Fund will be asked to approve a proposed Plan of Reorganization dated as of June 12, 2007 (the "Plan of Reorganization") and the transactions contemplated thereby (the "Reorganization"). Shareholders of both Funds will be asked to approve an amendment to the Company's charter that will permit the Company to effect the Reorganization. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Intermediate Fund and Municipal Fund are separate investment portfolios of the Company. As of the date of this Proxy/Prospectus, each Fund has shares outstanding in a single share class, the Investor Class.

      Plan of Reorganization.   The Plan of Reorganization, which is attached as
Appendix A, provides for and contemplates: (1) the transfer of all of the assets and liabilities of the Intermediate Fund to the Municipal Fund in exchange for Investor Class shares of the Municipal Fund; (2) the amendment of the Company's Charter that will permit the Company to redeem shares of the Intermediate Fund for the purpose of effecting the Reorganization (the "Charter Amendment"); (3) and the issuance of Investor Class shares of the Municipal Fund received by the Intermediate Fund in the Reorganization to the shareholders of the Intermediate Fund, such that each shareholder of the Intermediate Fund will hold, immediately after the effective time of the Reorganization, full and fractional Investor Class shares of the Municipal Fund with the same aggregate dollar value as the shareholder held in the Intermediate Fund immediately before the transaction. As a result of the Reorganization, shareholders of the Intermediate Fund will become shareholders of the Municipal Fund.

	This Proxy/Prospectus sets forth concisely the information that an Intermediate Fund shareholder should know before voting on the Reorganization and investing in the Municipal Fund and that shareholders of both Funds should consider before voting on the Charter Amendment, and should be retained for future reference. It is both a proxy statement for the Special Meeting and a prospectus for the Municipal Fund shares that are to be issued in connection with the Reorganization.

	Additional information is set forth in the Statement of Additional Information dated November 7, 2007 relating to this Proxy/Prospectus and in the prospectus, as supplemented, dated February 1, 2007 for the Company which is incorporated herein by reference. These documents are on file with the SEC, and are available without charge by calling the Company at (808) 988-8088 (collect) or (800) 354-9654 (toll-free inter-island), on the Company's website at www.leehawaii.com or by writing the Company at the address stated above. In addition, a current prospectus, as supplemented, accompanies this Proxy/Prospectus for shareholders of the Hawaii Intermediate Fund.

      The Annual Report for the Funds for the fiscal year ended September 30, 2006 and the Semi-Annual Report for the Funds for the period ended March 31, 2007 can be obtained without charge by calling or writing the Company at the telephone numbers, website or street address stated above. Each of these documents together with other information about the Funds is also available on the SEC's website at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room call (202) 942-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549-0102, or by electronic request by e-mailing the SEC at publicinfo@sec.gov.

      This Proxy/Prospectus is expected to be first sent to shareholders on or about November 7, 2007. The solicitation of proxies will be primarily by mail, but may include personal telephone, electronic or oral communication by officers and service providers of the Funds, who will not be paid for these services. All costs associated with the preparation, filing and distribution of the proxy materials and the Special Meeting will be borne by Lee Financial.

      The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy/Prospectus. Any representation to the contrary is a criminal offense.

      Shares of the Funds are not deposits or obligations of or guaranteed or endorsed by any bank. Such shares are not insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Mutual fund shares involve certain investment risks, including the possible loss of principal.


















































                            PROXY STATEMENT/PROSPECTUS
                                Table of Contents

PROPOSAL 1:  APPROVAL OF CHARTER AMENDMENT                                    1

PROPOSAL 2:  APPROVAL OF THE PLAN OF REORGANIZATION                           2

SUMMARY                                                                       2

      Board's Consideration of the Reorganization                             2
      The Reorganization                                                      2
      Federal Income Tax Consequences of the Reorganization                   3
      Comparative Fees and Expenses                                           4
      Overview of the Intermediate Fund and Municipal Fund                    6
      Voting Information                                                      7

PRINCIPAL RISK FACTORS                                                        7

      Risks of Investing in the Intermediate Fund and the Municipal Fund      7

INFORMATION ABOUT THE REORGANIZATION                                          9
      Directors' Considerations                                               9
      The Plan of Reorganization                                             11
      Description of the Plan of Reorganization                              11
      Description of the Securities to be Issued                             13
      Federal Income Tax Consequences                                        13
      Capitalization                                                         15

COMPARISON OF THE INTERMEDIATE FUND AND MUNICIPAL FUND                       15
      Investment Objectives and Principal Investment Strategies              15
      Investment Adviser and Advisory Fee Information                        17
      Other Service Providers                                                17
      Dividends and Other Distributions                                      18

ADDITIONAL INFORMATION ABOUT THE INTERMEDIATE FUND AND
MUNICIPAL FUND                                                               18
      Financial Highlights                                                   18
      Materials Incorporated By Reference                                    21

INFORMATION APPLICABLE TO PROPOSALS 1 & 2                                    21

VOTING INFORMATION                                                           21
      General Information                                                    21
      Shareholder and Board Approvals                                        21
      Quorum and Adjournment                                                 22
      Principal Shareholders                                                 22

OTHER INFORMATION                                                            23
      Shareholder Proposals                                                  23
      Other Business                                                         23
      Available Information                                                  23
      Financial Statements                                                   24

SHAREHOLDER INQUIRIES                                                        24

APPENDIX A                                                                  A-1


PROPOSAL 1:  APPROVAL OF THE CHARTER AMENDMENT

	At a meeting held on July 25, 2007, the Company's Board of Directors considered and approved, and recommends that the Funds' shareholders approve, a proposed new section 4 of Article SEVENTH of the Company's Articles of Incorporation, which reads as follows:

	"4. Subject to the requirements of the Investment Company Act of 1940, as amended, the Board of Directors may, without the vote or consent of the stockholders, cause the corporation to redeem at net asset value all or any proportion of the outstanding shares of any series or class from any holder or holders upon such conditions as may be established by the Board of Directors in its sole discretion, for any purpose, including, without limitation, a reorganization or liquidation of one or more series or classes."

	As a Maryland corporation, the Company is subject to the Maryland General Corporation Law (the "MGCL"). The MGCL does not contain provisions that would permit a reorganization involving one series of an investment company into another series of the same investment company absent certain provisions in the company's charter. The Reorganization is dependent upon the Company's ability to redeem all the Intermediate Fund's shares. Accordingly, without the Charter Amendment, the Reorganization could not be effected even if approved by the Intermediate Fund shareholders.

	The Charter Amendment would permit the Board of Directors in the Board's discretion to redeem any or all of a shareholder's shares upon conditions established by the Board and without shareholder approval. Such redemption could be made for any purpose, including a reorganization or liquidation of one or more series or classes of shares. The powers of the Board would remain subject to the requirements of the 1940 Act, Maryland law, other applicable law, and the Directors' fiduciary duties. In addition to permitting the Company to effect the Reorganization, under certain circumstances it may be in shareholders' interest to liquidate a series or class without the need to obtain shareholder approval. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstance, the Directors may determine that liquidating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's liquidation may, however, make it more difficult to complete the fund's liquidation and, in general, will increase the costs associated with the liquidation. In such a case, it may be in the shareholders' interest to permit the fund liquidation without incurring the costs and delays of a stockholder meeting.

	The affirmative vote of a majority of the shares of the Intermediate Fund and Municipal Fund entitled to vote at the Special Meeting in person or by proxy, in the aggregate, is required to approve the Charter Amendment.

   The Directors recommend that shareholders of the Intermediate
	Fund and Municipal Fund vote FOR the Charter Amendment.

PROPOSAL 2:  APPROVAL OF THE PLAN OF REORGANIZATION

                                   SUMMARY

	The following is a summary of certain information regarding the Reorganization contained in this Proxy/Prospectus and the Plan of Reorganization. The Plan of Reorganization governs the terms of the Reorganization and is attached as Appendix A.

Board's Consideration of the Reorganization

      At a meeting held on June 12, 2007, the Company's Directors considered the Plan of Reorganization and the Reorganization of the Intermediate Fund into the Municipal Fund. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) determined that participation in the Reorganization, as contemplated by the Plan of Reorganization, was in the best interests of the shareholders of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. For additional information, see "Information About the Reorganization - Directors' Considerations."

   The Directors unanimously recommend that shareholders of the Intermediate
             Fund vote FOR approval of the Plan of Reorganization.

The Reorganization

	As set forth in the Plan of Reorganization, the Reorganization between the Intermediate Fund and the Municipal Fund would involve:

*	The acquisition of all of the assets of the Intermediate Fund by the
	Municipal Fund and the assumption by the Municipal Fund of all of the liabilities of the Intermediate Fund in exchange for shares of the Municipal Fund;

*	The issuance of the Municipal Fund's Investor Class shares to each holder
	of the Intermediate Fund's shares as of the effective time of the Reorganization.

Completion of the Reorganization is contingent upon approval of the Charter Amendment and filing of Articles of Amendment with the State of Maryland.

	As a result of the Reorganization, each Intermediate Fund shareholder will become a shareholder of the Municipal Fund and will hold, immediately after the Reorganization, Municipal Fund Investor Class shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Intermediate Fund immediately prior to the effectiveness of the Reorganization. The exchange of shares in the Reorganization is intended to be tax-free under federal income tax laws.

	If approved, the Reorganization will occur as of the opening of business on or about December 24, 2007, or another date selected by the Company.
Approval of the Plan of Reorganization and the transactions contemplated therein requires the approval of a majority of the Intermediate Fund shares entitled to vote at the Special Meeting in person or by proxy. See "Information about the Reorganization" and "Voting Information" below.

	In June 2007, Lee Financial presented to the Directors for their consideration a proposal to reorganize the Intermediate Fund into the Municipal Fund. Lee Financial had discontinued the voluntary waiver of a portion of its management fee and the Intermediate Fund had commenced paying the Distributor and Shareholder Servicing Agent fees for distribution, marketing and shareholder servicing related activities. Representatives of Lee Financial explained that efforts to significantly increase the assets of the Intermediate Fund had not been successful. As a result, the Intermediate Fund was not expected to reach the necessary scale needed in order to make the Fund economically viable and reduce expenses for the Fund's shareholders. After review and evaluation of the possible alternatives, Lee Financial recommended that the Directors consider the Reorganization.

	At that meeting, the Directors reviewed and considered, a number of factors relating to the Company, the Funds and Lee Financial. For the reasons cited above and the additional reasons set forth below under "Information About the Reorganization -Directors' Considerations," the Directors recommend the approval of the proposed Reorganization by Intermediate Fund shareholders.

Federal Income Tax Consequences of the Reorganization

	It is intended that the Reorganization will not result in the recognition, for federal income tax purposes, of gain or loss by the Intermediate Fund, the Municipal Fund or their respective shareholders. Nonetheless, any sale of securities by the Intermediate Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, may increase the amount of the final distribution made by the Intermediate Fund prior to the Reorganization. Immediately prior to the Reorganization, the Intermediate Fund will declare and pay a distribution to shareholders of all of the Intermediate Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization.

	As a condition to the closing of the Reorganization, the Company will receive an opinion from its counsel, Drinker Biddle & Reath LLP, (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code (the "Code"). See "Information About the Reorganization - Federal Income Tax Consequences" below.

Comparative Fees and Expenses

	Intermediate Fund and Municipal Fund Expenses

	Expense Ratio Tables.   Expenses of mutual funds are often measured by
their expense ratios (i.e., the ratio of their total expenses for a year divided by their average daily net asset value over the same year). The total expenses of the Intermediate Fund and Municipal Fund differ on a gross and net basis.

	The following table: (1) compares the fees and expenses for the Intermediate Fund and the Municipal Fund and (2) shows the estimated fees and expenses for the Municipal Fund on a Combined Fund pro forma basis after giving effect to the Reorganization. The purpose of these tables is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The tables enable you to compare and contrast the recent expense levels for the Intermediate Fund and the Municipal Fund and obtain a general idea of what the expense levels would be if the Reorganization occurs. The tables do not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. Combined Fund pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such Combined Fund pro forma expense levels project levels but actual expenses may be greater or less than those shown.

	The annual operating expenses of the Municipal Fund are based on actual expenses for the twelve months ended September 30, 2007. The annual operating expenses of the Intermediate Fund have been restated to reflect the elimination of the voluntary management fee waiver and the payment of distribution and shareholder servicing fees as if those fees had been incurred for the twelve months ended September 30, 2007. The Combined Fund pro forma expense ratios are constructed by assuming that the Reorganization occurred on September 30, 2007.

	For financial statement purposes the Municipal Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Municipal
Fund's operating history will be used for financial reporting purposes.

	Example Table. Following the expense ratio table are expense examples intended to help you compare and contrast the cost of investing in: (1) the Intermediate Fund as it currently exists, (2) the Municipal Fund as it currently exists, and (3) the Municipal Fund if it acquires the Intermediate Fund (i.e., the "Combined Fund pro forma" figure).

	The examples depict the dollar amount of expenses on a hypothetical investment in each of the Funds for the periods shown. In the "Combined Fund pro forma" line, the dollar figures shown are computed based on the total operating expense figures from the corresponding expense ratio table (and not the net operating expense figure). In other words, the examples do not reflect any expense waivers or reimbursements.

Shareholder Fees (paid directly from your investment)


                                                                Municipal Fund
                           Intermediate Fund   Municipal Fund   Investor Class
	                      Investor Class     Investor Class  Shares (Combined
                                Shares            Shares        Fund Pro Forma)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)

                                None               None              None

Redemption Fee (as a percentage of amount
redeemed, if applicable)
                                None               None              None




Annual Fund Operating Expenses (deducted from Fund assets)



                                                                Municipal Fund
                           Intermediate Fund   Municipal Fund   Investor Class
	                      Investor Class     Investor Class  Shares (Combined
                                Shares1            Shares        Fund Pro Forma)



Investment Advisory Fees         0.50%            0.50%            0.50%

Distribution (12b-1) Fees2       0.15%            0.15%            0.15%

Other Expenses3                  0.56%            0.37%            0.37%

Total Annual Fund
Operating Expenses               1.21%4           1.02%            1.02%

1	Lee Financial has reimbursed $5,911.52 and the Distributor has reimbursed
	$14,778.84 to the Intermediate Fund. These reimbursements were made because the expenses shown in the fee and expense tables in the Intermediate Fund's prospectuses dated February 1, 2006 and February 1, 2007 were understated during this period.

2	Each Fund's Distribution Plan allows the Investor Class to spend up to
	0.25% per year of its average daily net assets in connection with the activity to distribute its shares. For the 12 months ended September 30, 2007 the Intermediate Fund and the Municipal Fund expensed 0.15% of their respective average daily net assets subject to, with respect to the Intermediate Fund, the reimbursement described in footnote 1 above.

3	Other Expenses include shareholder servicing fees which are currently
	0.10% of total assets.

4	Distribution (12b-1) Fees, Other Expenses and Total Annual Fund Operating
	Expenses have been restated to reflect fees paid to the Intermediate Fund's Distributor and Shareholder Servicing Agent for marketing, distribution and shareholder servicing related activities.


	Each Fund also has arrangements with the Company's custodian bank to reduce fees through custodian arrangements. Such credit may cease at any time. Custody credits reduced the Intermediate Fund's and the Municipal Fund's Operating Expense by 0.32% and 0.14%, respectively. As a result of the custody credits Total Annual Fund Operating Expenses for the Intermediate Fund and the Municipal Fund would be 0.84% and 0.95%, respectively.


	Examples

	The following Examples are intended to help you compare the cost of investing in: (1) the Intermediate Fund as it currently exists; (2) the Municipal Fund as it currently exists; and (3) the Municipal Fund if it acquires the Intermediate Fund (i.e., the Combined Fund Pro Forma) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Intermediate Fund, Municipal Fund or Combined Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Intermediate Fund's, Municipal Fund's or Combined Fund's operating expenses remain the same. The Examples do not reflect any waivers and expense limitations. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                   1 year     3 years     5 years      10 years

Intermediate Fund - Investor Class  $123        $384        $665        $1,466

Municipal Fund - Investor Class     $104        $325        $563        $1,248

Combined Fund Pro Forma             $104        $325        $563        $1,248

	The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The examples should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

Overview of the Intermediate Fund and Municipal Fund

Comparison of Investment Objectives and Principal Investment Strategies

	Investment Objective: Both Funds have the same investment objective: To provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management.

	Principal Investment Strategy: Each Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of bond counsel to the issuer. Each Fund will invest, under normal circumstances, at least 80% of its net assets in these municipal securities.

	The investment strategy of the Intermediate Fund and the Municipal Fund differs in the average maturity range of the obligations in which each Fund invests: the Municipal Fund will attempt to achieve its objective by investing primarily in municipal bonds with maturities of up to 40 years and the Fund has an average expected maturity of 10-25 years. The Intermediate Fund will attempt to achieve its objective by investing primarily in municipal bonds with a dollar weighted average portfolio maturity of 3-10 years.

	For additional information regarding the investment objective, policies and restrictions of the Intermediate and Municipal Funds, see "Comparison of the Intermediate Fund and Municipal Fund - Investment Objectives and Principal Strategies - Other Investment Practices and Investment Securities of the Intermediate Fund and Municipal Fund."

	Service Providers

	Lee Financial Group Inc. ("Lee Financial") serves as investment adviser to the Funds.

	For a detailed description of the management of the Funds, including Lee Financial and other service providers to the Funds, see "Comparison of the Intermediate Fund and Municipal Fund - Investment Adviser and Advisory Fee Information," "Comparison of the Intermediate Fund and Municipal Fund - Other Service Providers," and the Funds' prospectus which accompanies this Proxy/Prospectus.

	Share Class Characteristics and Shareholder Transactions and Services

	Investor Class. The Investor Class Shares of the Funds are offered at net asset value with no front-end or contingent deferred sales charges.

	The purchase, redemption, exchange, dividend and other policies and procedures of the Intermediate Fund and Municipal Fund are identical. See the Funds' prospectus for more information.

Voting Information

	The Company's Directors are furnishing this Proxy/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on October 24, 2007, will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of the proposals set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see "Voting Information" below.


                          PRINCIPAL RISK FACTORS

Risks of Investing in the Intermediate Fund and the Municipal Fund

	An investment in the Intermediate Fund or the Municipal Fund is subject to specific risks arising from the types of securities in which the Intermediate
Fund or the Municipal Fund invests and general risks arising from investing in any mutual fund. There is no assurance that the Intermediate Fund or the Municipal Fund will meet its investment objective, and investors could lose money by investing in the Intermediate Fund or the Municipal Fund. As with all mutual funds, an investment in the Intermediate Fund or the Municipal Fund is not insured or guaranteed by the U.S. Government, Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

	The principal risks applicable to the Intermediate Fund and the Municipal Fund are described in the table that follows below. More information about certain types of portfolio securities and investment techniques, and their associated risks, is provided in the statement of additional information (the "SAI") of the Funds. You should consider the investment risks discussed in SAI of the Funds which are important to your investment choice.

Principal Risk                                           Funds Subject to Risk

Interest Rate Risk	                                 Both Funds
	The net asset value of the Funds may change as interest rates fluctuate. When interest rates increase, the net asset value could decline. When interest rates decline, the net asset value could increase. When interest rates change, intermediate term bonds generally have less market fluctuation than long-term bonds.


Credit Risk                                               Both Funds
	Credit risk is the ability of municipal issuers to meet their payment obligations.


Hawaii Securities                                         Both Funds
	The Funds primarily invest in obligations of issuers located in Hawaii. The marketability and market value of these obligations may be affected by certain changes in Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and voter initiatives.

	All Hawaiian governmental activities are the responsibility of the state. This concentration adds to the state's high level of debt. However, the State General Fund has operated within planned deficits or with ending fund balances since December 1962.


Concentration Risk                                       Both Funds
	The Funds are subject to the additional risk that they concentrate their investments in instruments issued by or on behalf of the State of Hawaii. Due to the level of investment in municipal obligations issued by the State of Hawaii and its political subdivisions, the performance of the Funds will be closely tied to the economic and political conditions in the State of Hawaii. Therefore, an investment in the Funds may be riskier than an investment in other types of municipal bond funds.


Non-Diversified, Open End Management Investment          Both Funds
Company
	The Funds are non-diversified and their assets may be invested in fewer issuers than a diversified fund. If the value of portfolio securities changes, the Funds' net asset value may increase or decrease more rapidly than diversified funds.


Tax Laws                                                 Both Funds
	The Kentucky Supreme Court has held that state tax laws cannot discriminate against other states' municipal securities, and the U.S. Supreme Court has granted a petition to review that decision. If the U.S. Supreme Court affirms the Kentucky court's holding, such a decision could adversely affect state tax exemptions for municipal bond interest and the market for single-state municipal bond funds, such as the Funds.




                     INFORMATION ABOUT THE REORGANIZATION

	Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Plan of Reorganization which is attached as Appendix A.

Directors' Considerations

	At a meeting held on June 12, 2007, the Directors approved the Plan of Reorganization. The Board of Directors is proposing the Reorganization primarily to create a larger, more efficient Fund. The Directors considered that the Funds have identical investment objectives, similar strategies and the same portfolio manager. The Directors also considered potential effects of the Reorganization on expense ratios over time. The total operating expenses of the Municipal Fund Investor Class are expected to be lower than the current operating expenses of the Intermediate Fund, and the recent and long-term past performance of the Municipal Fund Investor Class has historically been higher than the Intermediate Fund. It is expected that the larger combined fund may realize economies of scale that may, in the long run, result in lower expense ratios. Therefore, given the strong performance of the Municipal Fund
Investor Class, and the compatibility between the investment objectives and principal strategies of both Funds, the Board of Directors determined that the Reorganization would enable the shareholders of the Intermediate Fund to continue their individual investment programs without substantial disruption. In addition, the shareholders of the Intermediate Fund will have the same shareholder rights since both Funds are series of the Company and are governed by the same Articles of Incorporation and Bylaws. The Board of Directors considered various factors in reviewing the proposed Reorganization. Such factors include, but are not limited to the following:

*	improved operating efficiencies of the Funds after the Reorganization due
	to the combination of similar Funds;

*	the Intermediate Fund asset base is very small and it is likely that its
	assets will not increase significant to make the Fund economically viable;

*	the recent and long-term past investment performance of the Municipal Fund
	Investor Class has historically been stronger than that of the Intermediate Fund;

*	Lee Financial had discontinued the voluntary waiver of a portion of its
	management fee and the Intermediate Fund had commenced paying the Distributor and Shareholder Servicing Agent fees for distribution, marketing and shareholder servicing related activities, causing the operating expenses of the Intermediate Fund to increase;

*	the total operating expenses of the Municipal Fund Investor Class after
	the reorganization are expected to be lower than the current total operating expenses of the Intermediate Fund;

*	the expected realization of economies of scale in the long run that should
	over time reduce the operating expense ratios for the combined Fund as a result of Lee Financial managing one fund instead of two funds with the same investment objective and similar investment strategies;

*	the investment objectives of the Intermediate Fund and Municipal Fund are
	identical;

*	similarities between the investment policies and strategies of the
	Intermediate Fund and those of the Municipal Fund;

*	the Funds share the same portfolio manager;

*	the expectation of no reduction of the services provided to the
	Intermediate Fund shareholders after the Reorganization;

*	neither the Intermediate Fund nor the Municipal Fund will bear any direct
	fees or expenses in connection with the Reorganization;

*	the Reorganization is to be structured as a tax-free transaction;

*	the proposed Reorganization is in the best interests of both Funds and
	their shareholders and will not dilute the interests of either Fund's shareholders; and

*	the Intermediate Fund shareholders will have the opportunity to vote on
	the Reorganization.

	In addition, the Directors considered the capital loss tax carryforwards of the Intermediate Fund, which were approximately $2,052 as of the end of the Fund's last tax year ended September 30, 2006. The Directors were informed that while those capital loss tax carryforwards will be transferred to the Municipal Fund in the Reorganization, most of the carryforwards will not be usable, due to annual limitations resulting from the Reorganization. Therefore, one consequence of the Reorganization will be to increase the likelihood that shareholders of the Intermediate Fund who become shareholders of the Municipal Fund will receive capital gains distributions after the Reorganization that are taxable to them. The Directors considered the loss of the potential benefits of the capital loss tax carryforwards to the Intermediate Fund and its shareholders in light of a number of factors including: (i) the potential benefits of the Reorganization; and (ii) the possibility that, in light of the Intermediate Fund's declining asset base, the potential benefits of a substantial portion of that fund's capital loss carryforwards would remain unused by the time they expired in 2010 and 2013.

	Based on their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Company's Directors, including a majority of the Directors who are not "interested persons" of the Company as defined in the 1940 Act,determined that the proposed Reorganization will not result in the recognition of any gain or loss for federal income tax purposes by the Intermediate Fund, the Municipal Fund or their respective shareholders.

   The Directors recommend that shareholders of the Intermediate
	    Fund vote FOR approval of the Plan of Reorganization.

The Plan of Reorganization

      The terms and conditions of the Reorganization are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix A to this Proxy/ Prospectus.

Description of the Plan of Reorganization.

      The Plan of Reorganization provides that prior to the time the Reorganization becomes effective (the "Effective Time"), the Company will execute and file with the Maryland State Department of Assessments and Taxation Articles of Amendment to the Company's Charter (the form of which is attached hereto as part of Appendix A). The Charter Amendment is described above under "Proposal 1: Approval of the Charter Amendment."

      At the Effective Time, all of the assets and liabilities of the Intermediate Fund will be transferred to the Municipal Fund, such that at and after the Effective Time, the assets and liabilities of the Intermediate Fund will become the assets and liabilities of the Municipal Fund. In exchange for the transfer of assets and liabilities, the Municipal Fund will issue to the Intermediate Fund Investor Class shares of the Municipal Fund having an aggregate net asset value equal to the aggregate net asset value of the Intermediate Fund shares that are outstanding immediately prior to the Effective Time. The Company will then distribute the Municipal Fund shares to shareholders of the Intermediate Fund (in redemption of their Intermediate Fund shares) in proportion to the value of their shares held in the Intermediate Fund. The effect of these transactions is that Intermediate Fund shareholders, immediately after completion of the Reorganization, will hold Investor Class shares of the Municipal Fund equal in value to the Intermediate Fund shares held immediately before the Reorganization. At and after the Effective Time, all debts, liabilities and obligations of the Intermediate Fund will attach to the Intermediate Fund and may thereafter be enforced against the Municipal Fund to the same extent as if they had been incurred by it.

      The Plan of Reorganization provides that the Board of Directors of the Company will declare a dividend or dividends with respect to the Intermediate Fund prior to the Effective Time. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Intermediate Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Effective Time. The shareholders of the Intermediate Fund will recognize ordinary income with respect to this distribution.

      The stock transfer books of the Company for the Intermediate Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time. Redemption requests received thereafter by the Company with respect to the Intermediate Fund will be deemed to be redemption requests for the Municipal Fund. If any Intermediate Fund shares held by an Intermediate Fund shareholder are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Municipal Fund Investor Class shares issued to the shareholder in the Reorganization will be redeemed.

      The Reorganization is subject to a number of conditions. These conditions include:

	(1)	The approval of the Charter Amendment as described above under
		Proposal 1 by the shareholders of the Municipal Fund and Intermediate Fund;

	(2)	The approval of the Plan of Reorganization and the transactions
		contemplated therein by the shareholders of the Intermediate Fund;
		and

	(3)	The receipt of certain legal opinions described in the Plan of
		Reorganization including legal opinions of Drinker Biddle & Reath LLP that the Municipal Fund Investor Class shares issued to shareholders of the Intermediate Fund in accordance with the terms of the Plan of Reorganization will be validly issued, fully paid and non-assessable and relating to tax matters as discussed below under "Federal Income Tax Consequences."

      The Company, by consent of its Board of Directors, may waive any condition to the obligations of the Intermediate Fund or Municipal Fund under the Plan of Reorganization if, in its judgment, the waiver will not have a material adverse affect on the interests of the shareholders of the Intermediate Fund or the Municipal Fund.

      Under the plan of Reorganization, the Company will not bear any fees or expenses in connection with the transactions contemplated by the reorganization. All fees and expenses incurred in connection with the Reorganization will be paid by Lee Financial.

      Subject to the satisfaction of the conditions in the Plan of Reorganization, the Effective Time will be as of the start of business on or about December 24, 2007, or such other date as is scheduled by the Company.

      The Plan of Reorganization may be terminated and the Reorganization may be abandoned at any time for any reason prior to the Effective Time by the vote of a majority of the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company as defined in the 1940 Act. The Plan of Reorganization provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Plan of Reorganization by the shareholders of the Intermediate Fund, the Company may, upon authorization by the Board of Directors of the Company, and with or without the approval of the shareholders, amend any of the provisions of the Plan of Reorganization.

	Approval of the Reorganization requires the approval of the holders of a majority (more than 50%) of all votes of the Intermediate Fund entitled to be cast at the Special Meeting. See the section of this Proxy/Prospectus entitled "Voting Information" for more information.

	If the Reorganization is approved, Intermediate Fund shareholders who do not wish to become shareholders of the Municipal Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you will recognize a gain or loss for federal income tax purposes, based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

	Shareholders of the Intermediate Fund as of the Effective Time of the Reorganization will receive full and/or fractional Municipal Fund Investor Class shares in accordance with the procedures provided for in the Plan of Reorganization, as described above. The Municipal Fund Investor Class shares to be issued in connection with each Reorganization will be fully paid and non-assessable when issued, and will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

	The consummation of the transactions contemplated pursuant to the Plan of Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Company will receive the opinion of Drinker Biddle & Reath LLP, counsel to the Company, to the effect that on the basis of the existing provisions of the Code, U.S. Treasury Department regulations under the Code, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

	(1)	the acquisition of the assets of the Intermediate Fund by the
		Municipal Fund in exchange for Municipal Fund Investor Class shares
		and the assumption by the Municipal Fund of the liabilities of the
		Intermediate Fund, followed by the distribution of those shares to
		the Intermediate Fund shareholders will constitute a
		"reorganization" within the meaning of section 368(a)(1)(C) or (D)
		of the Code, and each such Fund will be "a party to the
		reorganization" within the meaning of section 368(b) of the Code;

	(2)	the Intermediate Fund will recognize no gain or loss upon the
		transfer of its assets and liabilities to the Municipal Fund;

	(3)	the Municipal Fund will recognize no gain or loss upon the receipt
		of the assets of the Intermediate Fund in exchange for Municipal
		Fund Investor Class shares and the assumption of the liabilities of
		the Intermediate Fund;

	(4)	no shareholder of the Intermediate Fund will recognize gain or loss
		upon the receipt of Municipal Fund Investor Class shares in
		exchange for Intermediate Fund shares;

	(5)	each shareholder of the Intermediate Fund will obtain an aggregate
		tax basis in the Municipal Fund Investor Class shares received in the exchange equal to the shareholder's aggregate tax basis in the Intermediate Fund shares exchanged;

	(6)	the tax basis of the assets of the Intermediate Fund in the hands
		of the Municipal Fund will be the same as the tax basis of those assets in the hands of the Intermediate Fund immediately before the transfer;

	(7)	the holding period of Municipal Fund Investor Class shares received
		by each shareholder of the Intermediate Fund will include the
		holding period of the corresponding Intermediate Fund shares
		exchanged by that shareholder, provided that at the time of the
		exchange the Intermediate Fund shares were held by that shareholder
		as capital assets; and

	(8)	the holding period of the Municipal Fund for the assets of the
		Intermediate Fund transferred to it will include the period during which those assets were held by the Intermediate Fund.

	Shares held for the purpose of investment are generally considered to be capital assets.

	The Company has not sought, and will not seek, a tax ruling from the Internal Revenue Service ("IRS") on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

	Immediately before the Reorganization, the Intermediate Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of the Intermediate Fund's remaining undistributed investment company taxable income and net capital gain, if any, recognized in taxable years ending on or before the day of the Reorganization, including the short taxable year that will end on the day of the Reorganization. Any such dividends will generally be included in the taxable income of the Intermediate Fund's shareholders (other than shareholders that are tax-exempt entities).

	As a result of the Reorganization, the Municipal Fund will succeed to the tax attributes of the Intermediate Fund, except that the amount of capital loss carryforwards of the Intermediate Fund that the Municipal Fund may use to offset capital gains recognized after the Reorganization will be subject to an annual limitation under sections 382 and 383 of the Code. In general, the limitation for each taxable year will equal the sum of (1) the product of the net asset value of the Intermediate Fund as of the Effective Time of the Reorganization multiplied by that month's "long-term tax-exempt rate" (which is a market-based rate published by the IRS each month, which is designed to approximate the average yield on tax-exempt bonds) plus (2) the amount of any unrealized built-in gains of the Intermediate Fund as of the Effective Time of the Reorganization that the Municipal Fund recognizes within the first five taxable years ending after the Effective Time of the Reorganization (as long as the amount of unrealized built-in gains is greater than the lesser of (i) 15% of the net asset value of the Intermediate Fund or (ii) $10,000,000 as of the Effective Time). (The annual limitation will be proportionately reduced for the portion of the Municipal Fund's current taxable year after the Effective Time of the Reorganization and for any subsequent short taxable year.) The effect of the annual limitation resulting from the Reorganization will be to preclude the use of a significant portion of the Intermediate Fund's capital loss carryforwards altogether because the carryforwards in excess of the annual limitation will expire unused in 2009 and 2012.

 Shareholders should consult their own tax advisers concerning the potential tax
	consequences of the Reorganization to them, including foreign,
	             state and local tax consequences.

Capitalization

	The following tables show the capitalization of the Intermediate Fund and the Municipal Fund Investor Class as of September 30, 2007, and the capitalization of the Municipal Fund Investor Class on a pro-forma basis as of that date after giving effect to the Reorganization. The following are examples of the number of shares of the Municipal Fund Investor Class that would be exchanged for the shares of the Intermediate Fund if the Reorganization shown had been consummated on September 30, 2007 and do not reflect the number of such shares or the value of such shares that would actually be received if the Reorganization depicted occurs. Amounts in the tables are in thousands, except for net asset value per share.

Intermediate Fund and Municipal Fund*

                            Intermediate                   Combined Fund
                               Fund       Municipal Fund*    Pro Forma

Net Assets:               $ 8,661,857     $ 148,827,109   $ 157,488,966

Net Asset Value
Per Share:                    $5.15           $10.88          $10.88

Shares
Outstanding:                1,681,914        13,678,962      15,360,876

* The Municipal Fund will be the accounting survivor for financial statement purposes.

                 COMPARISON OF INTERMEDIATE AND MUNICIPAL FUNDS

Investment Objectives and Principal Investment Strategies

	This section briefly compares and contrasts the investment objectives and principal investment strategies of the Intermediate Fund with those of the Municipal Fund. More complete information may be found in the prospectus for the Intermediate Fund and the Municipal Fund which accompanies this Proxy/Prospectus.

	Investment Objective: Both Funds have the same investment objective: To provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital and prudent investment management. This investment objective cannot be changed without shareholder approval.

	Principal Investment Strategies: Each Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of bond counsel to the issuer. Each Fund will invest, under normal circumstances, at least 80% of its net assets in these municipal securities.

	The investment strategy of the Intermediate Fund and the Municipal Fund differs in the average maturity range of the obligations in which each Fund invests: the Municipal Fund will attempt to achieve its objective by investing primarily in municipal bonds with maturities of up to 40 years and the Fund has an average expected maturity of 10-25 years. The Intermediate Fund will attempt to achieve its objective by investing primarily in municipal bonds with a dollar weighted average portfolio maturity of 3-10 years.

Each Fund pursues these investment strategies as follows:

* Credit Quality
	At least 90% of each Fund's assets will be invested in municipal securities within the four highest credit quality ratings assigned by Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Moody's Investors Service (Aaa, Aa, A, Baa), or in unrated municipal securities judged by the investment manager to be of comparable quality.

* Concentration
	More than 25% of each Fund's assets may be invested in a particular segment of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance.

* Risk Management
	Each Fund will consist of different types of municipal issuers in order to reduce the impact of any loss on a particular security.

* Downgrade Policy
	Downgraded bonds will be subject to review. Based upon the review, a Fund will elect to hold or sell the downgraded bond.


	Other Investment Practices and Investment Securities of the Intermediate Fund and the Municipal Fund. Each Fund may also:

	* Hedge its portfolio partially or fully against market value changes by buying or selling financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

	 * Engage in "when-issued" or "delayed delivery" transactions. Yields generally available on municipal securities when delivery occurs may be higher or lower than yields on securities obtained in the transactions.

	* Enter into reverse repurchase agreements, under which a Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. These transactions are treated as a borrowing by the Fund.

       * Purchase bonds whose interest is treated as an item of tax preference for purposes of determining federal alternative minimum tax liability.

      During periods of adverse market conditions each Fund may not achieve its investment objective. For temporary defensive purposes, including when Hawaiian tax-exempt securities are unavailable, each Fund may invest in money market instruments. The interest on these instruments may be subject to federal or state income taxes.

	Each of the Intermediate Fund and Municipal Fund may also buy other types of securities or employ other portfolio management techniques. Both of the Funds may engage in the same investment practices to the extent consistent with their respective principal investment strategies. Please refer to the Statement of Additional Information for the Funds, which is on file with the SEC and is available without charge by calling the Company at (808)-988-8088 (collect) or (800)-354-9654, inter-island, on the Company's web-site at www.leehawaii.com or by writing to the Company, 2756 Woodlawn Drive, #6-
201, Honolulu, Hawaii 96822-1856 for more information on the Funds' investment techniques.

	Fundamental Investment Restrictions. Both the Intermediate Fund and Municipal Fund have adopted identical fundamental investment restrictions.
These fundamental restrictions cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.
The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

	Performance. The average annual total returns for the periods ended September 30, 2007 for Investor Class shares of the Intermediate Fund and the Municipal Fund were as follows:


                              One Year     Five Year     Ten Years
Intermediate Fund              2.71%         2.45%         3.54%

Municipal Fund                 2.14%         3.30%         4.22%

Investment Adviser and Advisory Fee Information

	The Funds are managed on a day-to-day basis by Lee Financial. As of September 30, 2007, Lee Financial had assets under management of approximately $390 million. As described in the Funds' prospectus, both Funds are contractually obligated to pay Lee Financial 0.50% of its average daily net assets. Lee Financial also serves as the Company's Administrator, for which it receives a fee calculated at an annual rate of up to .05% of each Fund's average daily net assets.

Other Service Providers

	The Intermediate Fund and Municipal Fund have the same service providers. The names of these service providers are set forth below:

Distributor                        Lee Financial Securities, Inc.

Administrator                      Lee Financial Group Inc.

Transfer Agent and                 Lee Financial Recordkeeping, Inc.
Dividend Disbursing Agent

Custodian                          Union Bank of California, N.A.

Accounting Services Agent          Ultimus Fund Solutions, LLC

Independent Registered Public      Tait Weller & Baker LLP
Accounting Firm


Dividends and Other Distributions

	Dividends from investment company income, if any, are declared and paid monthly and distributions from net capital gains, if any, are generally declared and paid annually by each Fund.

          ADDITIONAL INFORMATION ABOUT THE INTERMEDIATE FUND
                            AND MUNICIPAL FUND

Financial Highlights

	The tables that follow present performance information about the Investor Class shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the fiscal years ended September
30, 2006, 2005, 2004, 2003 and 2002 have been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. The financial highlights for the six month period ended March 31, 2007 are unaudited. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1 (808) 988-8088 (collect) or
(800) 354-9654 inter-island, by visiting the Company's website at www.leehawaii.com or by writing to the Company at the address listed on this Proxy/Prospectus.


Selected data for a share outstanding throughout each period

HAWAII MUNICIPAL FUND


                            For The Six
	                      Months Ended     Years Ended September 30,
	                      March 31, 2007   2006   2005   2004   2003   2002(b)
	                        (Unaudited)
Net asset value
   Beginning of period                $11.04 $11.10 $11.21 $11.22 $11.25 $10.89

Income from investment operations
   Net investment income                 .20    .40    .41    .47    .47    .48
   Net gain (loss) on securities
      (both realized and unrealized)    (.04)  (.02)  (.09)     -   (.03)   .36
    Total from investment operations     .16    .38    .32    .47    .44    .84

Less distributions
   Dividends from net investment income (.20)  (.40)  (.41)  (.47)  (.47)  (.48)
   Distributions from capital gains        -** (.04)  (.02)  (.01)     -**    -
        Total distributions             (.20)  (.44)  (.43)  (.48)  (.47)  (.48)
   End of period                     $11.00 $11.04  $11.10 $11.21 $11.22 $11.25

Total return                           1.43%  3.52%   2.84%  4.03%  3.98%  7.98%

Ratios/Supplemental Data
   Net assets,
   end of period (in 000's)$150,352 $151,582 $150,505 $142,680 $141,838 $134,980

   Ratio of expenses to
    average net assets (a)             1.03%*  1.04%   .98%  1.00%  1.01%  1.02%

   Ratio of net investment income to
    average net assets                 3.31%*  3.64%  3.55%  3.98%  4.22%  4.42%

Portfolio turnover                     7.21%  22.17% 26.82% 10.53% 16.40% 13.06%

*	Annualized
**	Less than $.01 per share

(a)	Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement for the Investor Class were .93%, .90%, .94%, .98%, .99%, and .96% for the six months ended March 31, 2007 and for the years ended September 30, 2006, 2005, 2004, 2003, and 2002, respectively.

(b)	As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and
began amortizing market discount on debt securities.   Had the Fund not
amortized market discount as an adjustment to interest income, the net investment income to average net assets would have been 4.38%.



Selected data for a share outstanding throughout each period

HAWAII INTERMEDIATE FUND
                            For The Six
	                      Months Ended     Years Ended September 30,
	                      March 31, 2007   2006   2005   2004   2003     2002
	                        (Unaudited)

Net asset value
   Beginning of period                  $5.15  $5.18  $5.22  $5.26  $5.27  $5.17

Income from investment operations
   Net investment income                  .07    .16    .15    .15    .15   .16
   Net gain (loss) on securities
    (both realized and unrealized)       (.01)  (.03)  (.04)  (.04)  (.01)  .10
    Total from investment operations      .06    .13    .11    .11    .14   .26

Less distributions
   Dividends from net investment income  (.07)  (.16)  (.15)  (.15)  (.15) (.16)
      Total distributions                (.07)  (.16)  (.15)  (.15)  (.15) (.16)

    End of period                       $5.14  $5.15  $5.18  $5.22  $5.26 $5.27

Total return                             1.09%  2.49%  2.15%  2.21%  2.72% 5.26%

Ratios/Supplemental Data
  Net assets, end of period (in 000's)$9,180 $9,030 $10,154 $8,973 $7,647 $6,345

   Ratio of expenses to average net assets
      Before expense reimbursements  1.20%*  .86%   .83%   .82%   .96%   .84%
      After expense reimbursements   1.20*(a).76%(a).73%(a).72%(a).73%(a).74%(a)

   Ratio of net investment income to average net assets
      Before expense reimbursements     2.24%* 2.81%  2.74%  2.84%  2.61%  3.15%
      After expense reimbursements      2.24%* 2.91%  2.90%  2.94%  2.86%  3.15%

Portfolio turnover                      4.29%  1.13% 15.72% 13.96% 20.02% 18.29%

 *	Annualized

(a)	Ratios of expenses to average net assets after the reduction of custodian fees and other expenses under a custodian arrangement were .88%, .63%, .68%, ..70%, .71%, and .69%, for the six months ended March 31, 2007 and for the years ended September 30, 2006, 2005, 2004, 2003, and 2002, respectively.






Materials Incorporated By Reference

	Information about the Funds is included in the prospectus (as supplemented) dated February 1, 2007, a copy of which accompanies this Proxy/Prospectus and is incorporated herein by reference.

INFORMATION APPLICABLE TO PROPOSALS 1 & 2

                                  VOTING INFORMATION
General Information

	The Directors are furnishing this Proxy/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Company may also solicit proxies by telephone or otherwise. Shareholders may vote by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person.

	Only shareholders of record at the close of business on October 24, 2007 will be entitled to vote at the Special Meeting. As of that date, the Intermediate Fund had 1,649,622.740 shares of common stock issued and outstanding and the Municipal Fund had 13,675,381.692 shares of common stock issued and outstanding. Each whole share held entitles the shareholder to one vote and each fractional share is entitled to a proportionate fractional vote.

	If an accompanying proxy is signed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting. If a proxy is signed and returned but does not give voting direction, it will be voted for the approval of the proposals described in this Proxy/Prospectus.

Shareholder and Board Approvals

	The Charter Amendment is being submitted for approval by the Company's shareholders at the Special Meeting pursuant to the Company's Articles of Incorporation and By-Laws, and was approved by the Directors at a meeting held on July 25, 2007. A majority of the outstanding shares of the Intermediate Fund and Municipal Fund entitled to vote constitutes a quorum at the Special Meeting. Approval of the Charter Amendment requires the approval of a majority (more than 50%) of the shares, in the aggregate, of the Intermediate Fund and Municipal Fund entitled to cast votes at the Special Meeting in person or by proxy. Completion of the Reorganization is contingent upon approval of the Charter Amendment.

	The Plan of Reorganization is being submitted for approval by the Intermediate Fund's shareholders at the Special Meeting pursuant to the Company's Articles of Incorporation and By-Laws, and was approved by the Directors at a meeting held on June 12, 2007. A majority of the outstanding shares of the Intermediate Fund entitled to vote constitutes a quorum at the Special Meeting. Approval of the Reorganization requires the approval of a majority (more than 50%) of the shares of the Intermediate Fund entitled to cast votes at the Special Meeting in person or by proxy. A vote for the Plan of Reorganization includes a vote for the Reorganization; conversely, a vote against the Plan of Reorganization is a vote against the Reorganization. If shareholders of the Intermediate Fund do not approve the Plan of Reorganization, the Company will not effect the Reorganization and the Board of Directors will consider possible alternatives, including the liquidation of the Intermediate Fund.

Quorum and Adjournment

	In the event that at the time any session of the Special Meeting is called to order a quorum with respect to any proposal is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares entitled to vote on the proposal present in person or by proxy and voting at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. Subject to the foregoing, the Special Meeting may be adjourned and readjourned without further notice to shareholders.

	A quorum is constituted with respect to a proposal by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote on such proposal at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Special Meeting, but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Charter Amendment and the Reorganization.

Principal Shareholders

	As of October 24, 2007, the officers and Directors of the Company as a group owned or controlled less than 1% of the outstanding shares of each the Intermediate Fund and Municipal Fund. To the Company's knowledge, as of October 24, 2007, no shareholders owned of record or beneficially 5% or more of the outstanding Investor Class shares of either Fund.

                                 OTHER INFORMATION

Shareholder Proposals

	As a general matter, the Company does not hold annual meetings of shareholders unless otherwise required by the 1940 Act. By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. The next meeting of the shareholders of the Company will be held at such time as the Board of Directors may determine or at such time as may be legally required. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder's meeting should send their written proposals to the Company at its address stated on the first page of this Proxy/Prospectus.
Timely submission of a proposal does not necessarily mean that such proposal will be included.

Other Business

	The Company and Lee Financial know of no business to be presented to the Special Meeting other than the matters set forth in this Proxy/Prospectus. If any other matter properly came before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, the persons named as proxies intend to vote the proxies in accordance with their best judgment.

Available Information

	The Company is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Company may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549, and at certain of the following regional offices of the SEC listed below: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281-1022; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110-1424; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, Pennsylvania 19106-1532; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, Georgia 30326-1232; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, Texas 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104. Copies of such materials may also be obtained from the Public Reference
Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. Information included in the Proxy/Prospectus concerning the Company was provided by the Company.

Financial Statements

	The audited financial statements and related reports audited by Tait, Weller & Baker LLP independent registered public accounting firm, are contained in the 2006 Annual Report of the Funds and are incorporated by reference into the Statement of Additional Information relating to this Proxy/Prospectus. The financial statements in each Fund's Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                           SHAREHOLDER INQUIRIES

	Shareholder inquiries may be addressed to the Company in writing at the address, or by phone at the phone number, on the cover page of this Proxy/Prospectus.

                               *     *     *

	Shareholders who do not expect to be present at the Special Meeting are requested to mark, sign and date the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

	The Company will furnish, without charge, copies of its 2006 Annual Report and March 31, 2007 Semi-Annual Report to any shareholder upon request by writing the Company at First Pacific Mutual Fund, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822-1856; by telephone at (808) 988-8088 (collect) or (800) 354-9654 (toll-free inter-island); or on the Company's website at www.leehawaii.com.
























                                  APPENDIX A

                           PLAN OF REORGANIZATION


      This PLAN OF REORGANIZATION (the "Plan") is dated the 12th day of June 2007, and has been adopted by the Board of Directors of First Pacific Mutual Fund, Inc. (the "Company"), a Maryland corporation, to provide for the reorganization of its Hawaii Intermediate Fund - Investor Class (the "Transferor Fund") into its Hawaii Municipal Fund (the "Surviving Fund"). The Transferor Fund and the Surviving Fund (each a "Fund" and together, the "Funds") are each separate investment portfolios of the Company.

A.	Background

      The Company is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Board of Directors of the Company has determined that it is in the best interests of the Transferor Fund and its respective shareholders to be reorganized through the transfer of all of its assets and liabilities to the Surviving Fund upon the terms set forth in this Plan (the "Reorganization").

      This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

B.	The Reorganization

      1.	Prior to the Effective Time of the Reorganization (as defined below in Section 5 of this Article B), the Company will execute and file Articles of
Amendment to the Company's Charter with the Maryland State Department of
Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, among other things, permit the Board of
Directors of the Company to redeem Investor Class shares of the Transferor Fund for the purpose of effecting the Reorganization.

      2.	At the Effective Time of the Reorganization (as defined below in
Section 5 of this Article B), substantially all property of every description, and substantially all interests, rights, privileges and powers of the Transferor Fund, subject to substantially all liabilities of the Transferor Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Transferor Fund to the Surviving Fund and will be assumed by the Surviving Fund, such that at and after the Effective Time of the Reorganization the Assets of the Transferor Fund will become and be the Assets of the Surviving Fund. In exchange for the transfer of the Assets of the Transferor Fund, the Surviving Fund will contemporaneously issue to the Transferor Fund full and fractional Investor Class shares of the Surviving Fund, and the Transferor Fund will distribute such Investor Class shares of the Surviving Fund to the shareholders of the Transferor Fund in proportion to their respective interests in the Transferor Fund at the Effective Time of the Reorganization, and the outstanding shares of the Transferor Fund will be redeemed by the Company. The number of Investor Class shares of the Surviving Fund so issued will have an aggregate net asset value equal to the value of the Assets of the Transferor Fund. The net asset value of the Transferor Fund and of the Surviving Fund shall be determined as of 4:00 p.m., Eastern time, on the business day preceding the Effective Time of the Reorganization, or at such other time as may be determined by the Board of Directors or an authorized officer of the Company. The net asset value of the Transferor Fund and Surviving Fund shall be computed in the manner set forth in the Funds' then current prospectus under the Securities Act of 1933, as amended. At and after the Effective Time of the Reorganization, all debts, liabilities, obligations and duties of the Transferor Fund will attach to the Surviving Fund as aforesaid and may thenceforth be enforced against the Surviving Fund to the same extent as if the same had been incurred by it.

      3.	Prior to the Effective Time of the Reorganization, the Transferor
Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment income, if any, for the taxable periods or years ended on or before September 30, 2007 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years or periods ended on or before September 30, 2007 and in the period from said date to and including the Effective Time of the Reorganization.

      4.	At the Effective Time of the Reorganization, the Company will liquidate the Transferor Fund by making a liquidating distribution to the Transferor Fund shareholders of Investor Class shares of the Surviving Fund, such that the shares so distributed will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Transferor Fund held by such shareholder immediately prior to the Effective Time of the Reorganization. In addition, each shareholder of the Transferor Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Effective Time of the Reorganization with respect to the shares of the Transferor Fund held by the shareholder immediately prior to the Effective Time of the Reorganization.

      5.	The stock transfer books of the Company with respect to the
Transferor Fund will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Company with respect to the Transferor Fund will be deemed to be redemption requests for Investor Class shares of the Surviving Fund issued in the Reorganization. If any shares of the Transferor Fund are represented by a share certificate, the certificate must be surrendered to the Company's transfer agent for cancellation before the Surviving Fund shares issuable to the shareholder pursuant to this Plan will be redeemed.

      6.	The "Effective Time of the Reorganization" for purposes of this Plan shall be the opening of business on December 24, 2007, or at such other time as may be determined by the Board of Directors or an officer of the Company.

C.	Actions by Shareholders of the Transferor Fund

      Prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Directors of the Company will call, and the Company will hold, a meeting of the shareholders of the Transferor Fund to consider and vote upon:

	1.	Approval of the Charter Amendment that is the subject of the
		Articles of Amendment described in Section 1 of Article B.

	2.	Approval of this Plan and the transactions contemplated hereby.

	3.	Such other matters as may be determined by the Board of Directors of
		the Company.

D.	Conditions to the Reorganization

      Consummation of this Plan and the Effective Time of the Reorganization will be subject to:

      1.	the approval of the matters referred to in Article C of this Plan by the shareholders of the Transferor Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the
Company; and

      2.	the following additional conditions:
            a.	The Company will have received an opinion of Drinker Biddle &
Reath LLP, based on reasonable representations and assumptions, to the effect that:

                  (i)	the Investor Class shares of the Surviving Fund to be
issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

                  (ii)	for federal income tax purposes: (A) the acquisition of
the assets of the Transferor Fund by the Surviving Fund in return for Investor Class shares of the Surviving Fund and the assumption by the Surviving Fund of the liabilities of the Transferor Fund, followed by the distribution of those shares to the Transferor Fund shareholders will constitute a "reorganization" within the meaning of section 368(a)(1)(C) or (D) of the Code, and each such Fund will be "a party to the reorganization" within the meaning of section 368(b) of the Code; (B) the Transferor Fund will recognize no gain or loss upon the transfer of its assets and liabilities to the Surviving Fund; (C) the Surviving Fund will recognize no gain or loss upon the receipt of the assets of the Transferor Fund in exchange for Investor Class shares of the Surviving Fund and the assumption of the liabilities of the Transferor Fund; (D) no shareholder of the Transferor Fund will recognize gain or loss upon the receipt of Investor Class shares of the Surviving Fund in exchange for Transferor Fund shares; (E) each shareholder of the Transferor Fund will obtain an aggregate tax basis in the Investor Class shares of the Surviving Fund received in the exchange equal to the shareholder's aggregate tax basis in the Transferor Fund shares exchanged; (F) the tax basis of the assets of the Transferor Fund in the hands of the Surviving Fund will be the same as the tax basis of those assets in the hands of the Transferor Fund immediately before the transfer; (G) the holding period of Investor Class shares of the Surviving Fund received by each shareholder of the Transferor Fund will include the holding period of the corresponding Transferor Fund shares exchanged by that shareholder, provided that at the time of the exchange the Transferor Fund shares were held by that shareholder as capital assets; and (H) the holding period of the Surviving Fund for the assets of the Transferor Fund transferred to it will include the period during which those assets were held by the Transferor Fund.

            b.	All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.	Miscellaneous

      1.	This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

      2.	This Plan and the Reorganization contemplated hereby may be
abandoned at any time for any reason prior to the Effective Time of the Reorganization upon the vote of a majority of the Board of Directors of the Company.

      3.	At any time prior to or (to the fullest extent permitted by law)
after approval of this Plan by the shareholders of the Transferor Fund, the Company may, upon authorization by the Board of Directors and with or without the approval of shareholders of the Transferor Fund, amend any of the provisions of this Plan.

      4.	The transaction expenses incurred in connection with the
Reorganization will be borne by Lee Financial Group Inc.

      5.	No Fund shall be liable for any claims against any other Fund.  The
Company and Lee Financial Group Inc. specifically acknowledge and agree that any liability of the Company under this Plan with respect to a particular Fund, or in connection with the transactions contemplated herein with respect to a particular Fund, shall be discharged only out of the assets of the particular
Fund and that no other portfolio of the Company shall be liable with respect thereto.

      6.	The Company, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Transferor Fund or Surviving Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Transferor Fund or the Surviving Fund.

                            [Signatures Omitted]




                                    PART B

                        FIRST PACIFIC MUTUAL FUND, INC.

                    HAWAII MUNICIPAL FUND - INVESTOR CLASS

______________________________________________________________________________

                     Statement of Additional Information
                              November 7 2007
______________________________________________________________________________
Acquisition of all of the assets and liabilities of:    By and in exchange for
	                                                  shares of:
Hawaii Intermediate Fund - Investor Class               Hawaii Municipal Fund -
                                                        Investor Class

(the "Intermediate Fund")                               (the "Municipal Fund")

     (each, a series of First Pacific Municipal Fund, Inc. (the "Company"))
                            2756 Woodlawn Drive, #6-201
                            Honolulu, Hawaii 96822-1856

	This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 7, 2007 (the "Proxy
Statement/Prospectus") relating specifically to the Special Meeting of Shareholders of the Company which is scheduled to be held on December 18, 2007. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling (808) 988-8088 (collect) or toll free (800) 354-9654 inter-island or visiting the Company's website at www.leehawaii.com. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization is expected to occur in accordance with the terms of the Plan of Reorganization.

General Information:

	This SAI and the Proxy Statement/Prospectus are related to a proposal to approve a Plan of Reorganization dated June 12, 2007, and the transactions contemplated thereby. The Plan of Reorganization contemplates the transfer of all of the assets and liabilities of the Intermediate Fund to the Municipal Fund in exchange for Investor Class shares of the Municipal Fund, and the distribution of such shares to shareholders of the Intermediate Fund, such that each holder of shares in the Intermediate Fund at the Effective Time of the Reorganization will receive the same aggregate dollar value of full and fractional Investor Class shares of the Municipal Fund.

   Incorporation of Documents By Reference into the Statement of Additional
	                      Information

This Statement of Additional Information incorporates by reference the following documents:

(1)	Statement of Additional Information of the Company dated February 1, 2007
	(previously filed on EDGAR, Accession No. 0000837351-07-000004).

(2)	The audited financial statements and related report of the independent
	registered public accounting firm included in the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2006 (previously filed on EDGAR, Accession No. 0000837351-067-000027). No other parts of the Annual Report are incorporated herein by reference.

(3)	The unaudited financial statements included in the Company's Semi-Annual
	Report to Shareholders for the period ended March 31, 2007 (previously filed on EDGAR, Accession No. 0000837351-07-000022). No other parts of the Semi-Annual Report are incorporated herein by reference.

No pro forma information has been prepared for the reorganization of the Intermediate Fund into the Municipal Fund Investor Class because as of September 30, 2007, the net asset value of the Intermediate Fund did not exceed 10% of the net asset value of the Municipal Fund Investor Class and, therefore pro forma financial information is not required.